UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21885

ENCOMPASS FUNDS

 (Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                                (Address of principal executive offices)                              (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: February 28, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Encompass Fund

	Schedule of Investments
	February 28, 2011 (Unaudited)

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
200,000	BioExx Specialty Proteins Ltd. * (Canada)	$ 455,800
125,000	MagIndustries Corp. * (Canada)	25,625
		481,425	1.87%

Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	166,041
30,515	L & L Energy, Inc. *	229,167
12,500	SouthGobi Resources Ltd * (Canada)	201,375
		596,583	2.31%

Copper Mining & Processing
800,000	Excelsior Mining Corp. * (Restricted) (Canada)	532,000
11,000	Freeport-McMoRan Copper & Gold Inc.	582,450
400,000	International PBX Ventures Ltd. * (Restricted) (Canada)	177,600
500,000	Redhawk Resources, Inc. * (Canada)	364,500
		1,656,550	6.43%

Drug Delivery Systems
51,000	Delcath Systems, Inc. *	334,050	1.30%

Gold Exploration & Mining
15,000	Atacama Pacific Gold Corp. * (Canada)	65,460
32,500	Aura Minerals Inc. * (Canada)	115,114
485,000	Avion Gold Corp. * (Canada)	831,775
500,000	Boxxer Gold Corp. * (Canada)	84,500
600,000	Brazil Resources Inc. * (Canada)	324,006
1,000,000	Canarc Resource Corp. * (Restricted) (Canada)	176,000
337,000	Caza Gold Corp. * (Canada)	235,226
40,000	Claude Resources Inc. * (Canada)	99,600
443	Comstock Mining, Inc. *	1,325
300,000	Corex Gold Corp. * (Canada)	194,100
25,900	Exeter Resource Corp. * (Canada)	138,047
68,000	Extorre Gold Mines Limited * (Canada)	346,120
20,000	Fronteer Gold Inc. * (Canada)	294,800
150,000	Gold Standard Ventures Corp. * (Canada)	200,250
800,000	Nortec Minerals Corp. * (Canada)	287,200
65,000	Rugby Mining Ltd. * (Restricted) (Canada)	78,715
4,000	Seabridge Gold Inc. * (Canada)	133,400
		3,605,638	13.99%

Industrial Metals & Minerals
154,500	Avalon Rare Metals Inc. * (Canada)	1,149,480
790,000	Aztec Metals Corp. * (Canada)	31,600
550,000	Dacha Capital Inc. * (Canada)	220,000
375,000	Goldbrook Ventures * (Canada)	76,875
		1,477,955	5.73%

Industrial Processing
166,000	EnWave Corp. * (Restricted) (Canada)	308,262	1.20%

Oil & Gas Exploration & Production
20,000	Bellatrix Exploration Ltd. * (Canada)	120,140
680,000	Border Petroleum Corp. * (Restricted) (Canada)	251,600
285,000	Canadian Overseas Petroleum Limited * (Canada)	204,915
919,577	Continental Energy Corp. * (Canada)	78,164
6,700	Daylight Energy Ltd. (Canada)	74,645
340,000	Dejour Enterprises Ltd. * (Canada)	110,092
15,100	GeoPetro Resources Company *	7,248
758,400	GeoPetro Resources Company * (Restricted)	327,629
20,000	Gran Tierra Energy Inc. * (Canada)	185,600
50,400	Magnum Hunter Resources Corp. *	360,864
100,000	NiMin Energy Corp. * (Canada)	248,500
60,000	NuLoch Resources Inc. Class A * (Canada)	138,000
800,000	Petrodorado Energy Ltd. * (Canada)	435,200
4,000	Petrohawk Energy Corporation *	86,400
427,750	Zodiac Exploration Inc. * (Canada)	294,292
		2,923,289	11.34%

Oil & Gas Field Services
255,000	Estrella International Energy Services Ltd. * (Canada)	256,530	1.00%

Real Estate Development
750,000	Leisure Canada Inc. * (Canada)	126,750	0.49%

Silver Mining and Processing
40,000	Endeavour Silver Corp. * (Canada)	296,400
7,000	Silver Wheaton Corp. * (Canada)	297,850
50,000	South American Silver Corp. * (Canada)	110,400
		704,650	2.73%

Uranium Mining & Exploration
150,000	Crosshair Exploration & Mining Corp. * (Restricted) (Canada)	303,750
15,500	Paladin Energy Ltd. * (Canada)	78,942
1,500,000	Tournigan Energy Ltd. * (Canada)	538,500
178,000	Uranium Energy Corp. * +	1,014,600
22,000	Uranium Energy Corp. * (Restricted)	112,860
		2,048,652	7.95%

Vanadium Mining & Exploration
175,000	American Vanadium Corp. * (Restricted) (Canada)	231,175	0.90%

Wholesale - Foods
20,000	G. Willi-Food International Limited * (Israel)	150,800	0.59%

Total for Common Stock (Cost - $8,880,371)		14,902,309	57.83%

CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013 (Canada)	160,981
94,000	Compton Petroleum, 10.0%, 9/15/2017 (Canada)	73,320
Total for Corporate Bonds (Cost - $217,728)		234,301	0.91%

FIXED INCOME SECURITIES
250,000	GeoPetro Resources Company Fixed Income 6% 12/23/2011	250,000
Total for Fixed Income Securities (Cost - $250,000)		250,000	0.97%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred (Restricted)	100,000
Total for Preferred Stock (Cost - $100,000)		100,000	0.39%

REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc. *	173,208
Total for Real Estate Investment Trusts (Cost - $119,474)		173,208	0.67%

WARRANTS
87,500	American Vanadium Corp. * (Restricted) (expires 9-1-2012) (a)	-
50,000	Avalon Rare Metals Inc. * (expires 9-30-2011) (b)	183,500
17,500	Avion Gold Corp. * (expires 5-8-2011) (c)	18,323
245,000	Aztec Metals Corp. * (expires 1-28-2012) (d)	-
340,000	Border Petroleum Corp. * (Restricted) (expires 8-2-2012) (e)	15,640
250,000	Boxxer Gold Corp. * (expires 3-23-2011) (f)	3,750
142,500	Canadian Overseas Petroleum Limited * (expires 12-1-2013) (g)	-
500,000	Canarc Resource Corp. * (Restricted) (expires 6-13-2012) (h)	-
70,000	Caza Gold Corp. * (expires 4-2-2012) (i)	27,300
100,000	Corex Gold Corp. * (expires 9-23-2011) (j)	-
75,000	Corex Gold Corp. * (expires 7-15-2012) (k)	-
150,000	Crosshair Exploration & Mining Corp. * (Restricted) (expires 11-23-2012) (l)	173,250
170,000	Dejour Enterprises Ltd. * (expires 2-2-2012) (m)	-
11,000	Endeavour Silver Corp. * (expires 10-26-2011) (n)	41,910
83,000	EnWave Corp. * (Restricted) (expires 8-9-2012) (o)	-
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (p)	-
400,000	Excelsior Mining Corp. * (Restricted) (expires 2-28-2013) (q)	-
262,500	GeoPetro Resources Company * (Restricted) (expires 9-30-2013) (r)	-
116,700	GeoPetro Resources Company * (Restricted) (expires 12-31-2013) (s)	-
62,500	GeoPetro Resources Company * (Restricted) (expires 12-31-2013) (t)	-
150,000	Gold Standard Ventures Corporation * (expires 9-24-2012) (u)	46,200
200,000	International PBX Ventures Ltd. (Restricted) (expires 11-30-2012) (v)	24,000
125,000	Leisure Inc. Canada * (expires 6-30-2011) (w)	-
55,000	NiMin Energy Corp. * (expires 9-12-2011) (x)	49,115
800,000	Nortec Minerals Corp. * (expires 7-7-2012) (y)	123,200
200,000	Oremex Resources Inc. * (expires 7-7-2011) (z)	23,600
100,000	Oremex Resources Inc. * (expires 12-22-2011) (aa)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (bb)	55,500
500,000	Tournigan Energy Ltd. * (expires 7-14-2012) (cc)	77,000
500,000	Tournigan Energy Ltd. * (expires 12-30-2012) (dd)	-
11,000	Uranium Energy Corp. * (Restricted) (expires 10-26-2011) (ee)	17,325
10,000	Uranium Energy Corp. * (expires 6-26-2011) (ff)	26,000
375	Uranium Energy Corp. * (expires 3-1-2012) (gg)	543
Total for Warrants (Cost - $0)		906,156	3.51%

Money Market Funds
9,266,815	Fidelity Institutional Money Market Portfolio 0.25% **	9,266,815
250,000	Huntington Bank Conservative Deposit Account 0.25% **	250,000
Total for Money Market Funds (Cost - $9,516,815)		9,516,815	36.93%

	Total Investments	26,082,789	101.21%
	(Cost - $19,084,388)

	Liabilities in Excess of Other Assets	(311,951)	-1.21%

	Net Assets	$25,770,838	100.00%

Encompass Fund
Schedule of Written Options
February 28, 2011 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Uranium Energy Corp. *
May 2011 Calls @ 7.50	56,400	$ 15,228

Total (Premiums Received $27,518)		$ 15,228

* Non-Income producing securities during the period.
** Variable rate security; the coupon rate shown represents the rate at February 28, 2011.
+ Portion or all of the security is pledged as collateral for call options written.
(a) American Vanadium Corp. warrants expire September 1, 2012, with an exercise price of $1.95 Canadian
(b) Avalon Rare Metals Inc. warrants expire September 30, 2011, with an excercise price of $3.60 Canadian.
(c) Avion Resources Corp. warrants expire May 8, 2011, with an excercise price of $0.65 Canadian.
(d) Aztec Metals Corp. warrants expire January 28, 2012, with an exercise price of $0.075 Canadian.
(e) Border Petroleum Corp. warrants expire August 2, 2012, with an exercise price of $0.35 Canadian.
(f) Boxxer Gold Corp. warrants expire March 23, 2011, with an exercise price of $0.15 Canadian.
(g) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(h) Canarc Resource Corp. warrants expire June 13, 2012, with an exercise price of $0.22 Canadian.
(i) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian.
(j) Corex Gold Corp. warrants expire September 23, 2011, with an exercise price of $0.70 Canadian.
(k) Corex Gold Corp. warrants expire July 15, 2012, with an exercise price of $0.90 Canadian.
(l) Crosshair Exploration & Mining Corp. warrants expire November 23, 2012, with an exercise price of $1.00 Canadian.
(m) Dejour Enterprises Ltd. warrants expire February 2, 2012, with an exercise price of $0.35 Canadian
(n) Endeavour Silver Corp. warrants expire October 26, 2011, with an exercise price of $3.60 Canadian.
(o) EnWave Corp. warrants expire August 9, 2012, with an exercise price of $2.25 Canadian.
(p) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(q) Excelsior Mining Corp. warrants expire February 28, 2013, with an exercise price of $1.00 Canadian.
(r) GeoPetro Resources Company warrants expire September 30, 2013, with an exercise price of $0.75.
(s) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.75.
(t) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.50.
(u) Gold Standard Ventures Corporation warrants expire September 24, 2012, with a exercise price of $1.00 Canadian.
(v) International PBX Ventures Ltd. warrants expire November 30, 2012, with an exercise price of $0.35 Canadian.
(w) Leisure Canada, Inc. warrants expire June 30, 2011, with an exercise price of $0.25 Canadian.
(x) NiMin Energy Corp. warrants expire September 12, 2011, with an exercise price of $1.55 Canadian.
(y) Nortec Minerals Corp. warrants expire July 7, 2012, with an exercise price of $0.20 Canadian.
(z) Oremex Resources Inc. warrants expire July 7, 2011, with an exercise price of $0.15 Canadian.
(aa) Oremex Resources Inc. warrants expire December 22, 2011, with an exercise price of $0.17 Canadian.
(bb) Petrodorado Energy Ltd. warrants expire December 3, 2012, with an exercise price of $0.35 Canadian.
(cc) Tournigan Energy Ltd. warrants expire July 14, 2012, with an exercise price of $0.20 Canadian.
(dd) Tournigan Energy Ltd. warrants expire December 30, 2012, with an exercise price of $0.40 Canadian.
(ee) Uranium Energy Corp. warrants expire October 26, 2011, with an exercise price of $3.95.
(ff) Uranium Energy Corp. warrants expire June 26, 2011, with an exercise price of $3.10.
(gg) Uranium Energy Corp. warrants expire March 1, 2012, with an exercise price of $4.25.

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

(Unaudited)

1.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at February 28, 2011 was $19,084,388 and proceeds from written options amounted to $27,518. At February 28, 2011, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $7,274,607                     ($263,916)                                $7,010,691

2.) SIGNIFICANT ACCOUNTING POLICIES

CODIFICATION: As specified in Financial Accounting Standards Board (FASB) Statement No. 168, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, effective September 15, 2009 the Financial Accounting Standards Board (FASB) Accounting Standards Codification (FASC) became the authoritative source of generally accepted accounting principles (GAAP) recognized by the FASB. As of this effective date, all accounting and reporting standards under GAAP are superseded.

All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at February 28, 2011, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

                                                                            Acquisition

  Restricted Security                                                 Date

          Cost

      Units          Fair Value per Unit         Fair Value

  American Vanadium Corp.

                          2/25/2011    $238,516

    175,000                $1.321

          $   231,175

  American Vanadium Corp. – Warrant                   2/25/2011

                   0

                  87,500                  0.000                               0

  Border Petroleum

                            2/7/2011     171,821

    680,000                  0.370

               251,600

  Border Petroleum - Warrant

                            2/7/2011

       0

    340,000                  0.046

                 15,640

  Canarc Resource Corp.

                        12/15/2010     149,328

             1,000,000                  0.176

                           176,000

  Canarc Resource Corp. - Warrant

                        12/15/2010

                   0

                500,000                  0.000

                                     0

  Comstock Mining Inc. *                                     10/20/2010           100

                100,000            1,000.000                      100,000

  Crosshair Exploration.

                        11/22/2010      103,103

    150,000                  2.025                      303,750

  Crosshair Exploration. - Warrant

                        11/22/2010

                   0

                150,000                  1.155                      173,250

  EnWave Corp.                                                   1/31/2011     301,240

                166,000                  1.857                      308,262

  EnWave Corp. - Warrant                                    1/31/2011

                   0

                  83,000                  0.000                               0

  Excelsior Mining Corp.                                       2/28/2011      493,776

                800,000                  0.665                      532,000

  Excelsior Mining Corp. - Warrant                        2/28/2011

                    0

                400,000                  0.000                               0

  GeoPetro Resources Company                          9/20/2010       357,030      758,400

                     0.432                      327,629

  GeoPetro Resources Company – Warrant

             9/20/2010

                    0

                262,500                  0.000                               0

  GeoPetro Resources Company - Warrant          12/31/2010

                    0

                116,700                  0.000                               0

  GeoPetro Resources Company - Warrant          12/31/2010

                    0

                  62,500                  0.000                               0

  International PBX Ventures LTD                         12/2/2010         99,651

                400,000                  0.444                      177,600

  International PBX Ventures LTD - Warrant           12/2/2010

                    0

                200,000                  0.120                        24,000

  Rugby Mining Ltd.                                           11/15/2010         54,866

                  65,000                  1.211                        78,715

  Uranium Energy Corp.

                       10/21/2010         74,800

      22,000                  5.130                      112,860

  Uranium Energy Corp. - Warrant                       10/21/2010

        0

      11,000                  1.575

      17,325

                        $2,829,806

* 7.5% Series B Convertible Preferred

The restricted securities represented 10.85% of the Fund’s total market value of its investments at February 28, 2011.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken on the Fund’s 2010 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.) SECURITIES VALUATIONS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, as appropriate, of the fair value hierarchy.

Money market Securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of February 28, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$11,947,112	$2,955,197	$0	$14,902,309
Corporate Bonds	$234,301	$0	$0	$234,301
Fixed Income Securities	$0	$250,000	$0	$250,000
Preferred Stock	$0	$100,000	$0	$100,000
Real Estate Investment Trusts	$173,208	$0	$0	$173,208
Warrants	$0	$906,156	$0	$906,156
Money Market Funds	$9,516,815	$0	$0	$9,516,815
Total	$21,971,436	$4,111,353	$0	$26,802,789

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$15,228	$0	$15,228
Total	$0	$15,228	$0	$15,228

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the three months ended February 28, 2011. There were no transfers into or out of level 1 and level 2 during the three month period ended February 28, 2011. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

3. DERIVATIVE TRANSACTIONS

Transactions in options written during the three month period ended February 28, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at November 30, 2010	100	$43,600
Options written	1,160	$33,129
Options terminated in closing purchase transactions	(577)	($872)
Options expired	(109)	($43,299)
Options exercised	(10)	($5,040)
Options outstanding at February 28, 2011	564	$27,518

The locations on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments are as follows:

Liability Derivatives
Put and Call Options Written	($15,228)

Realized and unrealized gains and losses on derivatives contracts entered into during the three month period ended February 28, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Put and Call Options Written	Realized Gain (Loss) on Option Transactions	$21,819	Change In Unrealized Appreciation/(Depreciation) on Investments	($14,828)

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:      April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:      April 28, 2011

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:      April 28, 2011